EXHIBIT 10.34 BLUELINX CORPORATION EXECUTIVE RESTRICTIVE COVENANT AGREEMENT This Restrictive Covenant Agreement (this “Agreement”) is entered into as of [__________] (the “Effective Date”) between BLUELINX CORPORATION, a Georgia corporation (the “Company”), and [__________] (“Executive”). RECITALS: WHEREAS, the Company or a subsidiary of the Company in the Company Group has retained Executive as its [______________________________], in return for which the Company or such member of the Company Group will provide certain compensation and benefits to Executive; and WHEREAS, the Company (on behalf of itself and the members of the Company Group) and Executive mutually desire to set forth Executive’s responsibilities regarding the Company Group’s Confidential Information and the Company Group’s customers and employees, among other items. NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Certain Definitions. Certain words or phrases with initial capital letters not otherwise defined herein are to have the meanings set forth in Exhibit A hereto. 2. Confidential Information and Trade Secrets. a. Executive shall hold in a fiduciary capacity for the benefit of the Company Group all Confidential Information and Trade Secrets. During his employment and for a period of two (2) years following the termination of Executive’s employment for any reason, Executive shall not, without the prior written consent of the Company or BHI or as may otherwise be required by law or legal process, use, communicate or divulge Confidential Information other than as necessary to perform his duties for the Company; provided, however, that if the Confidential Information is deemed a trade secret under Georgia law, then the period for nondisclosure shall continue for the applicable period under Georgia Trade Secret laws in effect at the time of Executive’s termination. In addition, except as necessary to perform his duties for the Company, during Executive’s employment and thereafter for the applicable period under the Georgia Trade Secret laws in effect at the time of Executive’s termination, Executive will not, directly or indirectly, transmit or disclose any Trade Secrets to any person or entity, and will not, directly or indirectly, make use of any Trade Secrets, for himself or herself or any other person or entity, without the express written consent of the Company. This provision will apply for so long as a particular Trade Secret retains its status as a trade secret under applicable law. The protection afforded to Trade Secrets and/or Confidential Information by this Agreement is not intended by the parties hereto to limit, and is intended to be in addition to, any protection provided to any such information under any applicable federal, state or local law. LEGAL02/31512178v1 20562422v4

b. All files, records, documents, drawings, specifications, data, computer programs, customer or vendor lists, specific customer or vendor information, marketing techniques, business strategies, contract terms, pricing terms, discounts and management compensation of the Company, BHI or any other member of the Company Group, whether prepared by Executive or otherwise coming into Executive’s possession, shall remain the exclusive property of the Company, BHI or such member of the Company Group, and Executive shall not remove any such items from the premises of the Company, BHI or such member of the Company Group, except in furtherance of Executive’s duties. c. It is understood that while employed by the Company or any member of the Company Group, Executive will promptly disclose to the Company in writing, and assign to the Company or member of the Company Group by whom Executive is employed, Executive’s interest in any invention, improvement, copyrightable material or discovery made or conceived by Executive, either alone or jointly with others, which arises out of Executive’s employment (“Executive Invention”). At the Company’s request and expense, Executive will reasonably assist the Company, BHI or any of their respective subsidiaries and affiliates during the period of Executive’s employment by the Company and thereafter in connection with any controversy or legal proceeding relating to an Executive Invention and in obtaining domestic and foreign patent or other protection covering an Executive Invention. As a matter of record, Executive hereby states that he or she has provided below a list of all unpatented inventions in which Executive owns all or partial interest. Executive agrees not to assert any right against the Company or BHI with respect to any invention which is not patented or which is not listed. d. As requested by the Company and at the Company’s expense, from time to time and upon the termination of Executive’s employment with the Company or member of the Company Group (as applicable) for any reason, Executive will promptly deliver to the Company, BHI or any of their respective subsidiaries and affiliates all copies and embodiments, in whatever form, of all Confidential Information in Executive’s possession or within his or her control (including, but not limited to, memoranda, records, notes, plans, photographs, manuals, notebooks, documentation, program listings, flow charts, magnetic media, disks, diskettes, tapes and all other materials containing any Confidential Information) irrespective of the location or form of such material. If requested by the Company, Executive will provide the Company with written confirmation that all such materials have been delivered to the Company as provided herein. e. Executive acknowledges that the Company has informed him that the federal Defend Trade Secrets Act (“DTSA”) offers employees immunity from civil or criminal liability for the disclosure of trade secrets to government officials or to an attorney for the purpose of reporting or investigating a violation of the law or if the disclosure is made under seal in a lawsuit. 3. Non-Solicitation of Customers and Vendors. During Executive’s employment and for a period of two (2) years following the termination of Executive’s employment for any reason, Executive shall not, directly or indirectly, on Executive’s own behalf or as a Principal or Representative for another Person, solicit, divert, take away or induce or attempt to solicit, divert, take away or induce, (i) any customer of any member of the Company Group with which Executive had Material Contact for the purpose of marketing, selling or providing to any such party any goods or services similar to the goods and services offered by the Company Group, or (ii) any existing or prospective vendor of any member of the Company Group to reduce, terminate or - 2 -

otherwise negatively alter its relationship with any member of the Company Group. Material Contact means the contact between Executive and each customer or potential customer: (A) with whom or which Executive dealt on behalf of any member of the Company Group; (B) whose dealings with any member of the Company Group were coordinated or supervised by Executive; (C) about whom Executive obtained confidential information in the ordinary course of business as a result of Executive’s association with the Company Group; or (D) who receives products or services authorized by any member of the Company Group, the sale or provision of which results or resulted in compensation, commissions, or earnings for Executive within two (2) years prior to the termination of Executive’s employment. 4. Non-Solicitation of Employees. Executive understands and agrees that the relationship between the Company Group and each of its employees constitutes a valuable asset of the Company Group and may not be converted to Executive’s own use. Executive hereby agrees that, during his employment and for the two (2) years following the termination of Executive’s employment for any reason, Executive shall not, directly or indirectly, on Executive’s own behalf or as a Principal or Representative of any other Person, solicit or induce, or attempt to solicit or induce, any employee to terminate his employment with the Company Group or to enter into employment with any other Person that is in competition with the Company Group. 5. Non-Competition. During Executive’s employment and for a period of two (2) years following the termination of Executive’s employment, Executive shall not render services substantially the same as the services rendered by Executive to the Company Group to any Person that engages in or owns, invests in, operates, manages or controls any venture or enterprise which engages or proposes to engage in the building products distribution business in the Restricted Territory. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to prohibit the ownership by Executive of not more than five percent (5%) of any class of securities of any corporation having a class of securities registered pursuant to the Securities Exchange Act of 1934, as amended. 6. Remedies; Specific Performance. The parties acknowledge and agree that Executive’s breach or threatened breach of any of the restrictions set forth in this Agreement will result in irreparable and continuing damage to the Company Group for which there may be no adequate remedy at law. The parties further agree and acknowledge that the Company, and each member of the Company Group, as applicable, shall be entitled to equitable relief, including specific performance and injunctive relief, as a remedy for any such breach or threatened or attempted breach and shall not be required to post bond in connection with obtaining such relief. Such equitable remedies shall be in addition to any and all remedies, including damages, available to the Company, or any member of the Company Group, as applicable, for such breaches or threatened or attempted breaches by Executive. 7. Communication of Contents of Agreement. During Executive’s employment and for two (2) years thereafter, Executive will communicate his obligations under this Agreement to any person, firm, association, partnership, corporation or other entity which Executive intends to be employed by, associated with, or represent. - 3 -

8. Company’s Rights. The Company’s rights under this Agreement are in addition to, and not in lieu of, all other rights the Company may have at law or in equity to protect its confidential information, trade secrets and other proprietary interests. 9. No Employment Agreement. Nothing in this Agreement shall be construed to constitute or be evidence of an agreement or understanding, express or implied, on the part of the Company to employ Executive on any terms or for any specific period of time. 10. Successors and Assigns. This Agreement is to bind and inure to the benefit of and be enforceable by Executive, the Company and their respective heirs, executors, personal representatives, successors and assigns, except that neither party may assign any rights or delegate any obligations hereunder without the prior written consent of the other party. Executive hereby consents to the assignment by the Company of all of its rights and obligations under this Agreement to any successor to the Company by merger or consolidation or purchase of all or substantially all of the Company’s assets, provided that the transferee or successor assumes the Company’s liabilities under this Agreement by agreement in form and substance reasonably satisfactory to Executive. 11. Choice of Law. This Agreement is to be governed by the internal law, and not the laws of conflicts, of the State of Georgia. The exclusive forum for any action to enforce this Agreement, as well as any action relating to or arising out of this Agreement, shall be the state or federal courts of the state of Georgia. Executive and the Company consent to the personal jurisdiction of the state and/or federal courts located in Georgia and waive (i) any objection to jurisdiction or venue, or (ii) any defense claiming lack of jurisdiction or improper venue, in any action brought in such Georgia courts. 12. Severability. Whenever possible, each provision of this Agreement is to be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, that invalidity, illegality or unenforceability is not to affect any other provision or any other jurisdiction, and this Agreement is to be reformed, construed and enforced in the jurisdiction as if the invalid, illegal or unenforceable provision had never been contained herein. 13. Notices. Any notice provided for in this Agreement is to be in writing and is to be either personally delivered, sent by reputable overnight carrier or mailed by first class mail, return receipt requested, to the recipient at the address indicated as follows: Notices to Executive: To the address listed in the personnel records of the Company. Notices to the Company: BlueLinx Corporation 1950 Spectrum Circle Suite 300 - 4 -

Atlanta, Georgia 30067 Attention: Legal Department Facsimile: (770) 953-7008 or any other address or to the attention of any other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement is to be deemed to have been given when so delivered, sent or mailed. 14. Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement is to affect the validity, binding effect or enforceability of this Agreement. 15. Complete Agreement. This Agreement embodies the complete agreement and understanding between the parties with respect to the subject matter hereof and effective as of its date supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, that may have related to the subject matter hereof in any way, including, but not limited to, any prior agreements with respect to Executive’s employment or termination of employment with the Company. 16. Protected Rights. Executive understands that nothing contained in this Agreement limits Executive’s ability to file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, the state Division of Human Rights, a local commission on human rights, or any other federal, state or local governmental agency or commission (“Government Agencies”). Executive further understands that this Agreement does not limit Executive’s ability to communicate with any Government Agencies (including law enforcement), or any attorney retained by Executive, or otherwise participate in any investigation or proceeding that may be conducted by any Government Agencies, nor does this Agreement impact or limit Executive’s eligibility to receive an award for information provided to any Government Agencies. 17. Counterparts. This Agreement may be executed in separate counterparts, each of which are to be deemed to be an original and both of which taken together are to constitute one and the same agreement. The parties are signing this Agreement as of the Effective Date. BLUELINX CORPORATION By: ___________________________________ Name: ______________________________ Title: _______________________________ - 5 -

EXECUTIVE _______________________________________ LIST OF UNPATENTED INVENTIONS Executive represents that he or she has no such inventions by initialing below next to the word “NONE.” NONE: _________ - 6 -

EXHIBIT A DEFINITIONS (a) “BHI” means BlueLinx Holdings Inc. (b) “Company Group” means the Company, BHI, or any of their respective subsidiaries and affiliates. (c) “Confidential Information” means knowledge or data relating to the Company Group that is not generally known to persons not employed or otherwise engaged by the Company Group, is not generally disclosed by the Company Group, and is the subject of reasonable efforts to keep it confidential. Confidential Information includes, but is not limited to, information regarding product or service cost or pricing, information regarding personnel allocation or organizational structure, information regarding the business operations or financial performance of the Company Group, sales and marketing plans, and strategic initiatives (independent or collaborative), information regarding existing or proposed methods of operation, current and future development and expansion or contraction plans, sale/acquisition plans and non- public information concerning the legal or financial affairs of the Company Group. Confidential Information does not include information that has become generally available to the public by the act of one who has the right to disclose such information without violating any right or privilege of the Company Group. This definition is not intended to limit any definition of confidential information or any equivalent term under applicable federal, state or local law, including but not limited to O.C.G.A. § 13-8-51(3). (d) “Person” means: any individual or any corporation, partnership, joint venture, limited liability company, association or other entity or enterprise. (e) “Principal or Representative” means a principal, owner, partner, shareholder, joint venturer, investor, member, trustee, director, officer, manager, employee, agent, representative or consultant. (f) “Restricted Territory” means the United States of America. (g) “Trade Secrets” means all secret, proprietary or confidential information regarding the Company, BHI or any of their respective subsidiaries and affiliates or that meets the definition of “trade secrets” within the meaning set forth in O.C.G.A. § 10-1-761. - 7 -